UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   MARCH 18, 2010
                                                 ---------------------

                   Presidential Realty Corporation
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        (Exact name of registrant as specified in its charter)

       DELAWARE                   1-8594              13-1954619
----------------------------   ------------          ------------
(State or other jurisdiction   (Commission         (I.R.S. Employer
     of incorporation)          File Number)     Identification Number)

180 South Broadway, White Plains, New York           10605
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(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code   (914) 948-1300
                                                     --------------


                  No change since last Report
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities
       Act (17CFR230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17CFR240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))





Item 8.01.  Other Events.
            ------------

         On March 18, 2010, Presidential Realty Corporation (the "Company") received a notice from the NYSE Amex LLC (the "Exchange") indicating that the Company has resolved the continued listing deficiencies with respect to its Class B common stock, and is currently in compliance with all continued listing standards of the Exchange.

         On May 13, 2009, the Company received a notice from the Exchange indicating that the Company was below certain of the Exchange's continued listing standards due to (1) having stockholders' equity of less than $4,000,000 and losses from continuing operations and net losses in its three of its four most recent fiscal years as set forth in Section 1003(a)(iii) of the Exchange's Company Guide and (2) the Company's Class A common stock having an aggregate market value of shares publicly held of less than $1,000,000 for more than 90 consecutive days as set forth in Section 1003(b)(i)(C) of the Exchange's Company Guide. In response to the latter deficiency, the Company voluntarily delisted its Class A common stock from the Exchange.

         The notice dated March 18, 2010 indicates that based upon a review of publicly available information, including the Company's Forms 10-Q for the periods ended June 30 and September 30, 2009, the Exchange staff concluded that the Company has regained compliance with all continued listing standards of the Exchange and the matter is now closed.

         A copy of the Company's press release announcing this information is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01         Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

    Exhibit                      Description
    -------     -----------------------------------------------
     99.1       Press release, dated March 22, 2010, announcing
                receipt of Notice from the NYSE Amex regarding regaining compliance with Continued Listing Standards.



                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 22, 2010
                                            PRESIDENTIAL REALTY CORPORATION

                                            By: /s/ Jeffrey F. Joseph
                                                -------------------------
                                                Jeffrey F. Joseph
                                                President




                                EXHIBIT INDEX

Exhibit                             Description
-------      -----------------------------------------------------
  99.1       Press release, dated March 22, 2010, announcing
             receipt of Notice from the NYSE Amex regarding regaining compliance with Continued Listing Standards.